THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

DEBT SETTLEMENT AND SUBSCRIPTION AGREEMENT

THIS DEBT SETTLEMENT AND SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the 27th day of May, 2022.

BETWEEN:

THE ALKALINE WATER COMPANY INC., a company duly incorporated under the laws of the State of Nevada and having an address at 8541 E Anderson Drive, Suite 100/101, Scottsdale, AZ  85255 (email: ____________________)

(the "Company")

AND:

♦[INSERT NAME], a company having an address at ♦[insert address] (email: ♦[insert email])

(the "Subscriber")

WHEREAS:

A. The Company is indebted to the Subscriber in the amount of US$♦ (the "Outstanding Amount"), being the principal and accrued interest outstanding on the Convertible Note issued by the Company to the Subscriber on March 4, 2022;

B. The Subscriber has agreed to accept ♦ units (each, a "Unit") of the Company at a price of US$0.37 per Unit as payment of the Outstanding Amount, pursuant to the terms and conditions set forth in this Agreement;

C. Each Unit shall consist of one share of common stock in the capital of the Company (each a "Share") and one share purchase warrant (each a "Warrant", and together with the Shares, the "Securities").  Each Warrant will entitle the holder to purchase one Share (each, a "Warrant Share") at an exercise price of $0.44 per Warrant Share; and

D. As consideration for the settlement of the Outstanding Amount and the issuance of the Units, the Subscriber has agreed to immediately exercise the Warrants and has provided the Company with an executed warrant exercise form (the "Warrant Exercise Form") and the aggregate exercise price for the exercise of the Warrants (the "Exercise Proceeds");

NOW THEREFORE, this Agreement witnesses that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Subscriber (each, a "Party" and, together, the "Parties") agree as follows:

1. ACKNOWLEDGEMENT OF INDEBTEDNESS

1.1 The Company and the Subscriber acknowledge and agree that the Company is indebted to the Subscriber in the amount of the Outstanding Amount.

2. PAYMENT OF INDEBTEDNESS AND EXERCISE OF WARRANTS

2.1 On the Closing Date (as defined herein), the Company will issue the Securities to the Subscriber and the Subscriber will accept the Securities as full and final payment of the Outstanding Amount.

2.2 On the Closing Date (as defined herein), the Subscriber will provide the Company with the executed Warrant Exercise Form and the Exercise Proceeds.

3. RELEASE

3.1 The Subscriber hereby agrees that, upon delivery of certificates (or DRS advices as applicable) representing the Securities by or on behalf of the Company in accordance with the provisions of this Agreement, and the Outstanding Amount will be fully satisfied and extinguished, and at such time the Subscriber will irrevocably and unconditionally remise, release and forever discharge the Company from all claims, demands, obligations and damages of whatsoever kind in connection with, arising under, or related to, the Outstanding Amount.

4. DOCUMENTS REQUIRED FROM THE SUBSCRIBER

4.1 The Subscriber will complete, sign and return to the Company:

(a) one executed copy of this Agreement;

(b) one executed copy of the Warrant Exercise Form; and

(c) any other documents, notices and undertakings as may be requested by the Company, acting reasonably.

4.2 The Company and the Subscriber acknowledge and agree that Clark Wilson LLP (the "Company's Counsel") has acted as counsel only to the Company and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Company and the Company's Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Company and the Company's Counsel that the Subscriber has sought independent legal advice or waives such advice.

5. CLOSING

5.1 Closing of the offering of the Units (the "Closing") shall occur on such date as may be determined by the Company in its sole discretion (the "Closing Date") after receipt of all necessary regulatory approvals.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1 The Subscriber represents and warrants to, and covenants with, the Company (which representations, warranties and covenants shall survive the Closing), that:

(a) none of the Securities have been registered under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or under any securities or "blue sky" laws of any state of the United States and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to a U.S. Person, as that term is defined in Regulation "S" ("Regulation S") promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the 1933 Act, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b) the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c) the decision to execute this Agreement and purchase the Units has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon information provided by the Company in this document or that is publicly available on the EDGAR website maintained by the SEC;

(d) the Subscriber is not a U.S. Person (as defined in Regulation S) and is outside the United States when receiving and executing this Agreement;

(e) the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person, as defined in Regulation S;

(f) the Subscriber is resident in the jurisdiction set out on page 1 of this Agreement;

(g) if the Subscriber is resident outside of Canada:

(i) the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Units,

(ii) the Subscriber is acquiring the Units pursuant to exemptions from prospectus or equivalent requirements under applicable laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to acquire the Units under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii) the applicable securities laws of the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issuance or resale of any of the Securities,

(iv) the acquisition of the Units by the Subscriber does not trigger:

A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such acquisition, in the International Jurisdiction, or

B. any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v) the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(h) the Subscriber is acquiring the Units as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons (as defined in Regulation S);

(i) the Subscriber acknowledges that it has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(j) the Subscriber has received and carefully read this Agreement;

(k) if the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which this Agreement is executed and is legally competent to execute and deliver this Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Subscriber hereunder;

(l) if the Subscriber is not an individual, the Subscriber has the requisite power, authority, legal capacity and competence to execute and deliver this Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Subscriber hereunder, and all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained;

(m) if the Subscriber is a body corporate, the Subscriber is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation;

(n) this Agreement has been duly and validly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, the Subscriber;

(o) the execution, delivery and performance by the Subscriber of this Agreement and the completion of the transactions contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber's constating documents (if the Subscriber is not an individual) or any agreement to which the Subscriber is a party or by which it is bound;

(p) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the issuance of the Securities hereunder, and to obtain additional information regarding the Company to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(q) upon the issuance thereof, and until such time as the same is no longer required under applicable laws, any certificate representing any of the Securities will bear a legend in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [FOUR MONTHS AND A DAY FROM CLOSING].

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

(r) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(s) there is no government or other insurance covering any of the Securities;

(t) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company;

(u) the Subscriber has not conveyed, transferred or assigned any portion of the Outstanding Amount to any third party, and has full right, power and authority to enter into this Agreement and to accept the Units in full and final satisfaction of the Outstanding Amount;

(v) no third party has any right to payment of all or any portion of the Outstanding Amount;

(w) the release contained in Section 3 is fully enforceable by the Company against the Subscriber;

(x) the Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of investing in the Units;

(y) if applicable, the Company is relying on exemptions from prospectus requirements found in Section 2.14 of National Instrument 45-106 and applicable securities laws in the Subscriber's jurisdiction of residence (if other than British Columbia) to issue the Securities to the Subscriber;

(z) no prospectus has been filed by the Company with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Securities, the issuance is exempt from the prospectus requirements available under the provisions of applicable securities laws, and as a result:

(i) the Subscriber may be restricted from using some of the civil remedies otherwise available under applicable securities laws,

(ii) the Subscriber may not receive information that would otherwise be required to be provided to it under applicable securities laws, and

(iii) the Company is relieved from certain obligations that would otherwise apply under applicable securities laws;

(aa) the Subscriber confirms that neither the Company nor any of its directors, employees, officers or affiliates have made any representations (written or oral) to the Subscriber:

(i) regarding the future value of any of the Securities,

(ii) that any person will resell or repurchase any of the Securities, or

(iii) that any person will repay the Outstanding Amount, other than as provided in this Agreement;

(bb) the Subscriber has been advised to consult its own legal and financial advisors with respect to the suitability of the Units as an investment for the Subscriber, the tax consequences of acquiring and dealing with the Units, and the resale restrictions to which the Securities are or may be subject under applicable securities legislation, and has not relied upon any statements made by, or purporting to have been made on behalf of, the Company with respect to such suitability, tax consequences and resale restrictions;

(cc) there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities, and the Company gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber's acquisition or disposition of the Securities;

(dd) the Subscriber may not be able to resell the Securities except in accordance with limited exemptions available under applicable securities legislation and the Subscriber is solely responsible for (and the Company is in no way responsible for) the Subscriber's compliance with applicable resale restrictions;

(ee) it is not aware of any advertisement of any of the Units and is not acquiring the Units as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(ff) it is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(gg) the Company will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws; and

(hh) the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Company.

6.2 The Subscriber agrees that the representations, warranties and covenants of the Subscriber in this Agreement will be true and correct both as of the execution of this Agreement and as of the Closing, and will survive the completion of the distribution of the Units to the Subscriber and any subsequent disposition of the Securities by the Subscriber.

6.3 The Subscriber acknowledges that the Company is relying upon the representations, warranties and covenants of the Subscriber set forth in this Agreement in determining the eligibility of the Subscriber to acquire the Units, and hereby agrees to indemnify the Company, including its affiliates, shareholders, directors, officers, partners, employees, advisors and agents, against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of, or in connection with, their reliance on such representations, warranties and covenants. The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth in this Agreement that occurs prior to the Closing.

6.4 In this Agreement, the term "U.S. Person" will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7. REGISTRATION RIGHTS

7.1 The Company will prepare and file a registration statement on Form S-3 (or any other applicable form available to the Company at the time of such filing) with respect to the Shares and the Warrant Shares (the "Registration Statement") with the SEC within 30 days following the Closing Date and will use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as possible after filing. The Registration Statement shall state, to the extent permitted by Rule 416 under the 1933 Act, that it also covers such indeterminate number of additional Shares in order to prevent dilution resulting from stock splits, stock dividends or similar events. Notwithstanding any other provision in this Section 7, if the Company receives a comment from the staff of the SEC that effectively results in the Company having to reduce the number of Shares and the Warrant Shares included in such Registration Statement, then the Company, after having first used commercially reasonable efforts to persuade the staff of the SEC to withdraw such comment, may in its sole discretion reduce on a pro rata basis (among all subscribers in the Offering) the number of Shares and Warrant Shares to be included in the Registration Statement.

7.2 In connection with the preparation and filing of the Registration Statement, the Subscriber will furnish to the Company in writing, such information and representations with respect to itself and the proposed distribution by it as are reasonably necessary in order to assure compliance with applicable federal and state securities laws. The Company will require the Subscriber to furnish to the Company, among other things as may be determined by the Company in its sole discretion, a certified statement as to the number of securities of the Company beneficially owned by the Subscriber and the name of the natural person that has voting and dispositive control over the Shares and the Warrant Shares. The Subscriber will be responsible for payment of any legal fees it incurs in connection with the Registration Statement.

7.3 The Subscriber shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the Securities Exchange Act of 1934), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all losses, as incurred, to the extent arising out of or based solely upon: (a) the Subscriber's failure to comply with the prospectus delivery requirements of the 1933 Act; (b) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that: (i) such untrue statement or omission is contained in any information so furnished in writing by the Subscriber to the Company specifically for inclusion in the Registration Statement, (ii) such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Company by the Subscriber expressly for use therein, or (iii) such information relates to the Subscriber or the Subscriber's proposed method of distribution of the Shares and the Warrant Shares and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement or in any amendment or supplement thereto; or (c) the use by the Subscriber of an outdated or defective Registration Statement after the Company has notified the Subscriber in writing that the Registration Statement is outdated or defective.

7.4 If a claim for indemnification hereunder is unavailable to the Company (by reason of public policy or otherwise), then the Subscriber, in lieu of indemnifying the Company, shall contribute to the amount paid or payable by the Company as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the Subscriber and the Company in connection with the actions, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. The relative fault of the Subscriber and the Company shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Subscriber or the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms.

8. DISCLOSURE OF SUBSCRIBER INFORMATION

8.1 The Subscriber acknowledges and consents to the fact that the Company is collecting personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time) of the Subscriber for the purpose of completing this Agreement.  The Subscriber acknowledges and consents to the Company retaining such personal information for as long as permitted or required by law or business practices; and further agrees and acknowledges that the Company may use and disclose such personal information: (i) for internal use with respect to managing the relationships between and contractual obligations of the Company and the Subscriber; (ii) for use and disclosure for income tax-related purposes, including, without limitation, where required by law, disclosure to IRS; (iii) disclosure to professional advisers of the Company in connection with the performance of their professional services; (iv) disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade or similar regulatory filings; (v) disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure; (vi) disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent; (vii) disclosure to a court determining the rights of the parties under this Agreement; and (viii) for use and disclosure as otherwise required or permitted by law.  In addition, the Subscriber further acknowledges and consents to the fact that the Company may be required to provide any one or more of the Canadian securities regulators and other regulatory agencies, or the Company's registrar and transfer agent with any personal information provided by the Subscriber in this Agreement, and may make any other filings of such personal information as the Company's counsel deem appropriate, and the Subscriber hereby consents to and authorizes the foregoing use and disclosure of such personal information and agrees to provide, on request, all particulars required by the Company in order to comply with the foregoing.  Such personal information may constitute personal data within the meaning of data protection legislation in the Isle of Man and any other relevant jurisdiction (the "Data Protection Legislation").  This data will be used for the purposes of described above. The Subscriber hereunder acknowledges that he is providing his consent to the Company, its delegates and its or their duly authorized agents and any of their respective related, associated or affiliated companies obtaining, holding, using, disclosing and processing the data for any one or more of such purposes, including disclosure or transfer whether in the Isle of Man or countries outside the Isle of Man including without limitation the United States of America and Canada which may not have the same data protection laws as the Isle of Man, to third parties including financial advisers, regulatory bodies, auditor, technology providers or to the Company and its delegates and its or their duly appointed agents and any of their respective related, associated or affiliated companies for the purposes specified above.  Pursuant to the Data Protection Legislation, investors have a right of access to their personal data kept by the Company, and the right to amend and rectify any inaccuracies in their personal data held by the Company by making a request to the Company in writing.

9. GENERAL

9.1 In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

9.2 Any reference to currency is to the lawful currency of Canada unless otherwise indicated.

9.3 The Subscriber acknowledges that the Subscriber is responsible for obtaining such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement.

9.4 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any legal counsel retained by the Subscriber) relating to this Agreement or the acquisition of the Units shall be borne by the Subscriber.

9.5 This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein.

9.6 This Agreement, including the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Parties, notwithstanding the completion of the acquisition of the Units by the Subscriber pursuant hereto.

9.7 This Agreement is not transferable or assignable.

9.8 Time shall be of the essence of this Agreement.

9.9 If any provision of this Agreement is held to be invalid or unenforceable in any jurisdiction, then: (a) such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent in such jurisdiction, (b) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, and (c) such invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement.

9.10 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Parties with respect to the settlement of the Outstanding Amount and the issuance of the Securities, and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else with respect thereto.

9.11 This Agreement may only be amended by mutual written agreement of the Parties.

9.12 Delivery of an executed copy of this Agreement by electronic means, including by email transmission or by electronic delivery in portable document format (".pdf"), shall be equally effective as delivery of a manually executed copy of this Agreement.  The Parties acknowledge and agree that in any legal proceedings between them respecting or in any way relating to this Agreement, each waives the right to raise any defense based on the delivery of this Agreement by electronic means.

9.13 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, emailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 1 and notices to the Company shall be directed to the Company's President at the address on page 1.

9.14 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Parties have signed this Agreement as of the date first set forth above.

THE ALKALINE WATER COMPANY INC.

Per:  _______________________________
        Authorized Signatory

♦[INSERT NAME]

Per:  _______________________________
        Authorized Signatory

REGISTRATION AND DELIVERY INSTRUCTIONS

1. Delivery - deliver the certificates representing the Securities to:

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

2. Registration - register the Securities as follows:

_________________________________________________________________________________________________________
(Registration name)

_________________________________________________________________________________________________________
(Registration address)

_________________________________________________________________________________________________________
(Name and phone number of applicable contact person, if being delivered to a broker)